UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 26, 2019

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 26, 2019, through our subsidiary Grand Smooth, Inc. Limited, we entered into a Project Contract with Procare International Co., Limited (“Procare”) to produce 6,500 Recirculating Aquaculture Systems (“RAS”) for a RAS fish farm development in Ru Hu, Guang Dong province. The production and installation of the 6,500 RAS tanks is expected to begin late in the 1st quarter of 2020 and extend over a 3-year time period. Based upon the current exchange rates, each tank has a contract value of approximately $18,000; with the estimated total contract value of approximately $117,000,000 over three (3) years.

Based in Hong Kong, Procare International Co., Limited is a company in the sales and production of audio speakers and related parts to Walmart, Radio Shack, and Amazon, as well as other companies. After seeing our demonstration site in China and the demand for fresh water fish, the president of Procare, Ms. Lee Chin Chu signed a master contract with Ru Hu township to invest and build a fish farm containing 6,500 tanks over the next 3 years.

Ru Hu is a township with a population of 52,000 and is located approximately 2 hours northwest from Hong Kong and Shenzhen. Guang Dong province is a coastal province located in southeastern China and borders Hong Kong and Macau.

Currently, we are awaiting the initial payment before we start manufacturing. It is currently expected the initial payment will be received in late in the 1st quarter of 2020 and with an expected production and delivery of 1,000 to 1,500 tanks during 2020.

The Chinese and English translated versions of the Project Contract are attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 6, 2020, we issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Procare International Co., Limited Project Contract
99.1	Press Release dated January 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocera, Inc.

By: /s/ Erik S. Nelson

____________________

Erik S. Nelson

Title: Corporate Secretary

Date: January 9, 2020